UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2005
                                                  -------------

                           EMC INSURANCE GROUP INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Iowa                          0-10956              42-623455
-------------------------------        ------------      --------------------
(State or other jurisdiction of        (Commission       (I.R.S. Employer
         incorporation)                File Number)       Identification No.)

 717 Mulberry Street, Des Moines, Iowa                           50309
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(Address of principal executive office)                       (Zip Code)

                                (515) 280-2902
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

Effective March 1, 2005, David O. Narigon, Senior Vice President - Claims for the Registrant and Employers Mutual Casualty Company (Employers Mutual), the parent company of the Registrant, resigned from these positions.

In connection with this resignation, Employers Mutual and Mr. Narigon entered into a severance and release agreement that became binding on March 1, 2005. Pursuant to the agreement, Mr. Narigon will receive a severance payment equal to eighteen months of current annual salary to be paid on a bi-weekly basis and a one-time additional severance payment of $8,000. Employers Mutual also agreed to provide Mr. Narigon with (1) up to $5,000 in career transition services or, in the alternative, up to $6,500 of reimbursed tuition at an accredited mediator training school or program and (2) up to $1,000 in financial and tax planning services. Mr. Narigon will retain his rights with respect to his participation in Employers Mutual's incentive stock option plans in accordance with the terms of such plans; however, Mr. Narigon shall have the option of foregoing the exercise of stock options that are vested as of March 1, 2005 and applying the gain he could have received by exercising such options on March 1, 2005 against the purchase price of the company car and/or office furniture that he has the option to purchase.

Item 9.01  Financial Statements and Exhibits.

  (c)  Exhibits

Exhibit No.               Description
-----------               ----------------------------------------------------
99                        Severance and Release Agreement between Employers
                          Mutual Casualty Company and David O. Narigon


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EMC INSURANCE GROUP INC.
                                    Registrant


                                    /s/ Bruce G. Kelley
                                    -------------------------
                                    Bruce G. Kelley
                                    President & Chief Executive Officer


                                    /s/ Mark E. Reese
                                    -------------------------
                                    Mark E. Reese
                                    Sr. Vice President &
                                    Chief Financial Officer
March 2, 2005

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                              EXHIBIT INDEX
                              -------------

Exhibit No.               Description
-----------               ----------------------------------------------------
99                        Severance and Release Agreement between Employers
                          Mutual Casualty Company and David O. Narigon